                                                                    Exhibit 23.3

                       CONSENT OF SPECIAL PATENT COUNSEL

   We hereby consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-1 and related Prospectus of E-Stamp Corporation for the registration of shares of its Common Stock.

                                          Howrey & Simon

                                                /s/ Stephen J. Rosenman
                                          By:__________________________________
                                                    Stephen J. Rosenman
                                                          Partner

August 13, 1999